Exhibit 99.02

Press Release
www.shire.com

Annual Information Update

April 1, 2010 – Shire plc (LSE: SHP, NASDAQ: SHPGY), the global specialty biopharmaceutical company, announces its Annual Information Update in accordance with the requirements of Prospectus Rule 5.2. This is in relation to information that has been published or made available to the public between April 1, 2009 and March 31, 2010.

The information referred to in this Annual Information Update was correct at the time the information was published, but some information may now be out of date.  The information appears by way of record and the Company is under no obligation to update it.

1.	Announcements made via a RIS

The documents listed below were published via a Regulatory Information Service on or around the dates indicated.

25-Mar-10	Shire Presents Positive Data for Patients with Type 1 Gaucher Disease who Switched to VPRIV™
25-Mar-10	Publication of Shire plc’s Annual Report 2009
18-Mar-10	Director/PDMR Shareholding
16-Mar-10	Shire Receives INTUNIV Paragraph IV Notice Letter from Teva Pharmaceuticals
15-Mar-10	New Board Director Appointed
11-Mar-10	Director/PDMR Shareholding
09-Mar-10	Director/PDMR Shareholding
05-Mar-10	Director/PDMR Shareholding
04-Mar-10	District Court Upholds FDA’s Grant of 5-Year Market Exclusivity to VYVANSE®
03-Mar-10	Director/PDMR Shareholding
03-Mar-10	Director/PDMR Shareholding
02-Mar-10	Supplementary Reporting Announcement
01-Mar-10	Elections for Interim Dividend in Respect of the Six Months to December 31, 2009
01-Mar-10	Total Voting Rights
01-Mar-10	Shire Announces FDA Approval of VPRIV™ (velaglucerase alfa for injection) for the Treatment of Type 1 Gaucher Disease
24-Feb-10	Shire Provides Update on Biologics License Application (BLA) Filing for REPLAGAL® (agalsidase alfa) with the U.S. Food and Drug Administration (FDA)
19-Feb-10	Excellent results in a transformational year for Shire; core product sales up 25%
11-Feb-10	Shire Presents Positive Efficacy and Safety Data for velaglucerase alfa in Treatment of Naïve Patients with Type 1 Gaucher Disease
04-Feb-10	Full Year 2009 results date notification – 19 February 2010
01-Feb-10	Total Voting Rights
26-Jan-10	Holding(s) in Company
18-Jan-10	Directorate Change
04-Jan-10	Total Voting Rights
29-Dec-09	Director/PDMR Shareholding
23-Dec-09	Dr Michael Rosenblatt to step down as non-executive director
22-Dec-09	Shire Submits Biologics License Application (BLA) for REPLAGAL® with the U.S. Food and Drug Administration (FDA)
16-Dec-09	Membership of Board Committees

16-Dec-09	Director/PDMR Shareholding
14-Dec-09	Director/PDMR Shareholding
11-Dec-09	Director/PDMR Shareholding
07-Dec-09	Holding(s) in Company
02-Dec-09	Shire and Teva Settle Litigation Concerning Supply of ADDERALL XR Authorized Generic
01-Dec-09	Total Voting Rights
24-Nov-09	Shire Submits European Marketing Authorization Application (MAA) for velaglucerase alfa for the Treatment of Type 1 Gaucher Disease
23-Nov-09	Block listing six monthly return
12-Nov-09	PDMR Shareholding
04-Nov-09	FDA Grants Priority Review for Shire’s velaglucerase alfa for Type 1 Gaucher Disease
03-Nov-09	Directors/PDMR Shareholding
02-Nov-09	Total Voting Rights
02-Nov-09	New Shire Board member
30-Oct-09	3rd Quarter Results - Shire continues to deliver excellent growth from core products
26-Oct-09	FDA Determines VYVANSE® was Properly Granted Five-Year Market Exclusivity
22-Oct-09	Third quarter 2009 results date notification – October 30, 2009
21-Oct-09	Shire Targets Fourth Quarter Filing of BLA for REPLAGAL® for Fabry Disease with U.S. FDA
15-Oct-09	Holding(s) in Company
01-Oct-09	Total Voting Rights
25-Sep-09	Director/PDMR Shareholding
22-Sep-09	Director/PDMR Shareholding
18-Sep-09	Director/PDMR Shareholding
08-Sep-09	Update on velaglucerase alfa
04-Sep-09	Director/PDMR Shareholding
03-Sep-09	Director/PDMR Shareholding
03-Sep-09	Shire Announces FDA Approval of Once-Daily INTUNIV™ (guanfacine) Extended Release Tablets for the Treatment of ADHD in Children and Adolescents Aged 6 to 17
01-Sep-09	Total Voting Rights
01-Sep-09	Elections for interim dividend in respect of the six months to June 30, 2009
01-Sep-09	Shire Completes Submission of NDA for velaglucerase alfa for Type 1 Gaucher disease and Reports Positive Results for Remaining Two Phase III Trials
21-Aug-09	Half Yearly Report
19-Aug-09	Director/PDMR Shareholding
07-Aug-09	Membership of Board Committees
05-Aug-09	Q2 results - Core portfolio of products delivers 20% sales growth
03-Aug-09	Total Voting Rights
03-Aug-09	Shire Reports Positive Results from First of Three Phase III Trials of velaglucerase alfa for Type 1 Gaucher Disease and Provides Important Updates on Interactions with FDA
28-Jul-09	FDA Issues Complete Response Letter for INTUNIV™ (guanfacine) Extended Release for the Treatment of ADHD in Children and Adolescents
21-Jul-09	Second quarter 2009 results date notification – August 5, 2009
16-Jul-09	Shire Receives Fast Track Designation for velaglucerase alfa for Gaucher Disease
09-Jul-09	Dr Jeffrey Leiden appointed to Vertex Board.
07-Jul-09	Shire has filed a treatment protocol for velaglucerase alfa for Gaucher Disease
01-Jul-09	Total Voting Rights
01-Jun-09	Total Voting Rights
26-May-09	Block Listing Six Monthly Return
22-May-09	Director/PDMR Shareholding
12-May-09	Director/PDMR Shareholding
01-May-09	Total Voting Rights
30-Apr-09	Shire begins the year with a strong performance
28-Apr-09	Results of the Annual General Meeting held on April 28, 2009
20-Apr-09	First quarter 2009 results date notification – April 30, 2009
02-Apr-09	Shire files lawsuit against Natco Pharma for infringement of FOSRENOL® (lanthanum carbonate) patents

01-Apr-09	Director/PDMR Shareholding
01-Apr-09	Holding(s) in Company
01-Apr-09	Total Voting Rights
01-Apr-09	Annual Information Update

2.	Documents filed with the Securities and Exchange Commission (“SEC”)

The Company submitted filings to the SEC in compliance with its obligations under national laws and rules dealing with the regulation of securities, issuers of securities and securities markets by virtue of having American Depository shares admitted to trading on the NASDAQ.  Full details of these filings can be found on the SEC’s website at www.sec.gov.

3.	Documents filed with Companies Registry, Jersey

Date of Delivery	Document
24-Feb-10	Annual Return
01-May-09	Special Resolution passed on April 28, 2009
22-Apr-09	Annual Report and Accounts for the year ended December 31, 2008

4.	Documents sent to Shareholders

The following documents were published and sent to shareholders, and are available on the Company’s website.

Date of Delivery	Document
25-Mar-10	Annual Report and Accounts for the year ended December 31, 2009
25-Mar-10	Notice of 2010 Annual General Meeting

A copy of this Annual Information Update and copies of the documents referred to in it can be obtained from the Deputy Company Secretary at the Company’s registered office.

Tony Guthrie
Deputy Company Secretary

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 781 482 0999

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit hyperactivity disorder (ADHD), human genetic therapies (HGT) and gastrointestinal (GI) diseases as well as opportunities in other therapeutic areas to the extent they arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in specialist markets with strong intellectual property protection and global rights.  Shire believes that a carefully selected and balanced portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.